UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 29, 2024

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania		1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

525 William Penn Place
Suite 3300
Pittsburgh,	Pennsylvania		15219

(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (412) 248-8000

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Capital Stock, par value $1.25 per share	KMT	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareowners of Kennametal Inc. (the "Company") on October 29, 2024, the Company's Shareowners voted on the election of nine directors with terms to expire in 2025, the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2025, an advisory vote on executive compensation and the approval of the Kennametal Inc. 2024 Stock and Incentive Plan. The 74,277,729 shares present in person or represented by proxy at the meeting were voted as described below.
I.    The nine directors listed below were elected to serve as directors until the next annual meeting of Shareowners in 2025 and until their successors are duly elected and qualified by the following vote:

	For	Withheld	Broker Non-Votes
Joseph Alvarado	66,043,534	5,747,904	2,486,291
Sanjay Chowbey	71,272,588	518,850	2,486,291
Cindy L. Davis	70,205,423	1,586,015	2,486,291
William J. Harvey	69,619,020	2,172,418	2,486,291
William M. Lambert	71,371,074	420,364	2,486,291
Lorraine M. Martin	71,642,395	149,043	2,486,291
Sagar A. Patel	69,698,145	2,093,293	2,486,291
Paul Sternlieb	71,151,927	639,511	2,486,291
Steven H. Wunning	70,010,254	1,781,184	2,486,291

II.    The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025 was approved by the following vote:

	For	Against	Abstained
PricewaterhouseCoopers LLP	73,364,598	810,650	102,481

III.    The advisory vote on executive compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement, was approved on an advisory basis by the following vote:

	For	Against	Abstained	Broker Non-Votes
Executive compensation	71,040,175	637,318	113,945	2,486,291

IV.    The Kennametal Inc. 2024 Stock and Incentive Plan was approved by the following vote:

	For	Against	Abstained	Broker Non-Votes
Kennametal Inc. 2024 Stock and Incentive Plan	67,815,131	3,838,138	138,169	2,486,291

Item 8.01 Other Events.
On October 29, 2024, the Company’s Board of Directors declared a quarterly cash dividend of $.20 per share. The dividend is payable on November 26, 2024 to shareholders of record as of the close of business on November 12, 2024.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date:	November 1, 2024	By:	/s/ Michelle R. Keating
Michelle R. Keating
Vice President, Secretary and General Counsel

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